SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 16, 1998
                                                         ----------------


                         THERMADYNE HOLDINGS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




    Delaware                         0-23378                      74-2482571
---------------               ------------------------          -------------
(State or Other               (Commission File Number)          (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)




            101 South Hanley Road                       63105
             St. Louis, Missouri                      ----------
   ----------------------------------------           (Zip Code)
   (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (314) 721-5573
                                                           --------------





DAFS03...:\89\77389\0040\1670\FRM7238L.10A

ITEM 5.     OTHER EVENTS.

      As a result of the decreased holdings by the public resulting from the May 22, 1998 merger (the "Merger") of Thermadyne Holdings Corporation (the "Company") with Mercury Acquisition Corporation, a Delaware corporation and an affiliate of DLJ Merchant Banking Partners II, L.P., on May 26, 1998, the Nasdaq Stock Market, Inc. ("Nasdaq") determined that the Company no longer met the requirements for continued listing on the Nasdaq National Market. As a result, Nasdaq advised the Company that the Company's Common Stock was delisted effective on the close of business on October 16, 1998. On October 16, 1998, the Company issued a press release announcing the delisting of the Company's Common Stock. That press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference and made a part hereof.










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
ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


            Exhibits.
            ---------

            99.1  -     Press Release dated October 16, 1998.













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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THERMADYNE HOLDINGS CORPORATION

Date: October 29, 1998             By: /s/ James H. Tate
                                       ------------------------------------
                                       James H. Tate
                                       Senior Vice President and
                                       Chief Financial Officer












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
                                  EXHIBIT INDEX


     Exhibit
     -------

      99.1  -     Press Release dated October 16, 1998.